UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21504

Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020

 (Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020

 (Name and address of agent for service)
Registrant's telephone number, including area code:  (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM/LCM

. . .YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE
ENHANCED GROWTH & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/lcm, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2012.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2012, Advent managed approximately $5.9 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm with more than $130 billion in assets under management and supervision.

The Fund’s primary investment objective is to seek current income and current gains from trading securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors. This ability to move among the three asset classes is quite beneficial to the Fund’s ability to balance return and risk.

For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 5.90% and a return of 6.56% based on net asset value (“NAV”). As of April 30, 2012, the Fund’s market price of $9.81 represented a discount of 9.42% to NAV of $10.83. As of October 31, 2011, the Fund’s market price of $9.73 represented a discount of 8.47% to NAV of $10.63. Since the Fund’s investments returned more than the cost of the leverage during the period, the use of leverage contributed to the performance of the common shares. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

The Fund paid quarterly dividends of $0.264 in November 2011 and $0.210 in February 2012. In February 2012, the Fund announced a new regular quarterly distribution rate of $0.210, effective with the February 2012 distribution. The change in the distribution rate was made in an effort to more closely align the earnings potential of the Fund’s investments with its distribution rate, while also seeking to provide investors with greater long-term total return potential. The most recent dividend represents an annualized distribution rate of 8.56% based on the Fund’s most recent market price of $9.81 as of April 30, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	April 30, 2012

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

May 31, 2012

4 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	April 30, 2012

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2012.

Please describe the Fund’s objectives and management strategies.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Capital appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income.

The Fund also engages in a strategy of writing (selling) covered call options. Effective February 28, 2012, the Fund’s Trustees approved a guideline change to eliminate a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue writing options, but it is not subject to any minimum or maximum percentage of its portfolio securities on which it is required to write covered call options. The Investment Manager found the previous requirement difficult to sustain, since covered call options can generally be written only against equity securities, and a significant portion of the Fund’s portfolio is invested in convertible and high-yield securities. The percentage of the Fund’s portfolio securities on which covered call options will be written may vary over time in the discretion of the Investment Manager. As the Fund writes covered call options on more of its portfolio, it becomes more subject to the risks associated with covered call option writing and its ability to benefit from capital appreciation in holdings on which options have been written becomes more limited.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential for common shareholders than could be achieved from an unleveraged portfolio. The Fund currently uses financial leverage through a credit facility with a major global bank.

Although the use of financial leverage by the Fund may create an opportunity for increased return for common shareholders, it also results in additional risks and can magnify the effect of any losses. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leverage strategy will be successful.

Please tell us about the economic and market environment over the last six months.

A number of key indicators have pointed to improved performance in the U.S. economy following the weakness experienced in the summer of 2011. Probably the most positive is improvement in non-farm payrolls, an indicator of jobs created in the economy. The unemployment rate has been falling, and consumers’ debt service obligations as a percentage of income have fallen to the lowest level since 1994. Both of those trends are positive for consumer spending, and as a result, retail sales have been improving. Industrial production has been showing year-to-year gains, and there have even been some signs of acceleration in housing starts, which marks the first sustained good news in the housing market in several years. In late April 2012, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.2% for the first quarter of 2012, and that followed an even stronger growth rate of 3.0% in the fourth quarter of 2011. Some near-term caution is warranted, as recent economic news has been somewhat less positive, indicating a lack of upside potential to published expectations for growth in 2012. The consensus among business economists seems to be that real growth for the full year 2012 will be in the range of 2.5% and 3.0%.

An important source of strength in U.S. equity markets was corporate profits, which continued to expand at high single digit rates through the fourth quarter of 2011. Most U.S. market indices, both equity and fixed-income, posted positive returns for the six-month period ended April 30, 2012.

News from international markets was also reasonably positive. Many of the concerns about sovereign debt of European nations that gripped investors in the summer of 2011 seemed to dissipate. European nations agreed on a plan to disburse further funds to Greece, and the European central bank agreed to provide longer-term loans to banks to reduce the potential of a liquidity squeeze and a market panic. Central banks of several key emerging markets, including China and Brazil, reversed earlier moves to tighten monetary policy to combat inflation by taking easing measures in recent months. These changes have positive implications for demand for exports from developed nations.

For the six-month period ended April 30, 2012, the S&P 500 Index, which is generally regarded as a good indicator of the return from larger-capitalization U.S. stocks, returned 12.77%. Most international markets had

 LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	April 30, 2012

positive returns, but were not nearly as strong as the U.S. market. Return of the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”), which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was 2.69% for the six months ended April 30, 2012.

Most bond investments also delivered positive returns during the six months ended April 30, 2012. Return of the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, was 2.44% for the period. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 6.45% for the same period, reflecting investors’ increasing comfort with risk. Return of the Merrill Lynch All U.S. Convertibles Index was 6.52%, and return of the Merrill Lynch Global 300 Convertible Index was 5.21% for the six months ended April 30, 2012.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 5.90% and a return of 6.56% based on NAV. As of April 30, 2012, the Fund’s market price of $9.81 represented a discount of 9.42% to NAV of $10.83. As of October 31, 2011, the Fund’s market price of $9.73 represented a discount of 8.47% to NAV of $10.63. Since the Fund’s portfolio returned more than the cost of leverage during this period, leverage contributed to the performance of the common shares.

For comparison, the Merrill Lynch Global 300 Convertible Index returned 5.21% for the period, CBOE S&P 500 2% OTM BuyWrite Index (BXY), an index that measures the performance of the S&P 500 equity index with 2% out-of-the-money S&P 500 Index call options written against it, returned 11.86%, and the Merrill Lynch High Yield Master II Index returned 6.45%. It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage while these indices do not.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

Please discuss the Fund’s distributions.

The Fund paid quarterly dividends of $0.264 in November 2011 and $0.210 in February 2012. In February 2012, the Fund announced a new regular quarterly distribution rate of $0.210, effective with the February 2012 distribution. The change in the distribution rate was made in an effort to more closely align the earnings potential of the Fund’s investments with its distribution rate, while also seeking to provide investors with greater long-term total return potential. Lower interest rates in U.S. Treasuries, high yield, investment grade and convertible securities than when the Fund was launched in 2005 also influenced this decision.

The most recent dividend represents an annualized distribution rate of 8.56% based on the Fund’s most recent market price of $9.81 as of April 30, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2012, and what has this meant for performance?

The Fund was designed to be diversified among asset classes but to also have the flexibility to reallocate assets, as appropriate. Investments are allocated globally among stocks, convertible securities and high-yield bonds.

As of October 31, 2011, 65.5% of the Fund’s total investments were in convertible securities with 54.3% in convertible bonds and 11.2% in convertible preferreds. Equity positions represented 11.4% of total investments and high-yield bonds 20.4%. As of October 31, 2011, 2.7% of the Fund’s total assets were in other investments including nonconvertible preferred stocks and exchange-traded funds. At the beginning of the period, as more economic signs pointed to a recovering economy, the Investment Manager began to emphasize securities of cyclical companies that had experienced weakness in stock prices up to that point, such as Union Pacific Corp., a transportation company (0.6% of long-term investments at period end), and Cummins Inc., which manufactures diesel engines (not held in the portfolio at period end). The attractiveness of these investments was enhanced by the fact that the stocks had attractive dividend yields improving cash flow, which created the potential for future dividend increases.

As markets improved and the financial situation in Europe began to seem less dire, the Investment Manager made the decision to increase exposure to Europe, taking advantage of Advent’s diversified research team’s ability to find attractive equity and credit opportunities in securities whose prices had declined due to macroeconomic fears. Also, the falling value of the Japanese yen created the opportunity to invest in Japanese companies that are dependent on exports. International investments represented 25.5% of total investments at the end of April 2012, up from 21.4% at the end of October 2011.

Near the end of the period, the Investment Manager made the decision to reduce the portfolio’s equity exposure somewhat. Exposure to some of the more cyclical positions, including bonds with strong sensitivity to equity, was reduced, with these positions replaced with low duration convertible bonds with relatively safe yields and traditional high yield corporate bonds.

 6 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2012

These securities should be less susceptible to any correction in the equity market that might occur later in the year, following the recent strength.

As of April 30, 2012, 61.1% of the Fund’s total investments were in convertible securities with 55.8% in convertible bonds and 5.3% in convertible preferreds. Equity positions represented 13.5% and high-yield bonds 23.7% of total investments, respectively. As of April 30, 2012, 1.7% of the Fund’s total investments were in other investments including nonconvertible preferred stocks, exchange-traded funds, warrants and put options purchased.

Which investment decisions had the greatest effect on the Fund’s performance?

The Fund’s investments in the cyclical industrial and materials sectors contributed to performance, as many of these stocks responded favorably to improving economic trends.

Among the holdings that made the strongest contribution to performance were Aberdeen Asset Management PLC is an international asset management company based in Scotland (0.8% of long-term investments at period end); Cable & Wireless Worldwide PLC, a global telecommunications company headquartered in London (1.4% of long-term investments at period end); and Illumina, Inc., a U.S.-based biotechnology research systems company (1.0% of long-term investments at period end).

Aberdeen manages money for a number of European, Asian and American clients such as pension funds and endowments. The firm experienced strong inflows of cash during the period and margin expansion, resulting from strong investment performance. The Fund’s holdings of Aberdeen convertible bonds performed well as Aberdeen stock rose.

Cable & Wireless Worldwide is a provider of data and telecommunication services that had experienced some operational problems in prior periods. In late April the company agreed to be acquired by Vodafone Group Plc, a global mobile telecommunications company headquartered in the U.K. (not held in the Fund’s portfolio at period end). Vodafone is interested in Cable & Wireless for its networks, which will be useful in handling Vodafone’s mobile traffic, and also in the company’s tax losses. The Cable & Wireless bonds held by the Fund had fallen to approximately 80% of par value in September; at the end of April, they trade above par.

Illumina makes gene sequencing technology systems that are sold to pharmaceutical companies as they research ways to use DNA to create new drugs. In January 2012 the company was approached with an offer to sell itself to Roche Holding AG, a Swiss pharmaceutical company (not held in the Fund’s portfolio at period end). Although Illumina resisted Roche’s buyout efforts despite an increase in the original offer, further offers from Roche or other entities are a possibility. The Fund benefitted from holding both stock and convertible bonds of Illumina.

Holdings that detracted from the Fund’s performance included WebMD Health Corp., which hosts web sites and provides online interfaces for hospitals and doctors to manage their operations (1.3% of long-term investments at period end); Allegheny Technologies, Inc., a producer of specialty metals such as nickel and titanium (1.9% of long-term investments at period end); and SanDisk Corp., which makes flash memory used in digital cameras, smartphones and other devices (0.6% of long-term investments at period end).

WebMD had placed itself up for sale through a strategic alternatives process, but during the period decided not to sell itself. The stock, which had risen in anticipation of a sale, subsequently declined. Also during the period, the company gave disappointing guidance for 2012, citing unfavorable trends in advertising revenue from pharmaceutical companies. The Fund continues to hold bonds of WebMD, which were trading below par at the end of the period, in the belief that the company can improve its operations and also that it remains an attractive sale candidate.

Stock of Allegheny Technologies struggled through this period as nickel prices continued to decline and margins eroded. The Investment Manager believes the securities remain attractive on the basis of improving emerging market demand for both titanium and nickel and the possibility of improving margins.

SanDisk reported disappointing earnings in early April 2012; profits declined because of the unexpected prices declines due to rising inventories. The Fund remains invested in SanDisk, based on the belief that new Ultrabook notebook products will increasingly use flash memory instead of disk drives. Also, greater use of memory in enterprise drives and greater penetration of smartphones in the middle class, especially in emerging markets, is likely to create new demand for SanDisk’s products.

What was the impact of the Fund’s covered call strategy?

The Fund’s covered call strategy contributed to return during the six-month period ended April 30, 2012. Early in the period market volatility was high, reflecting concern about the possibility of a slowing economy and troubles in Europe. Premiums to be earned writing call options were high, making it possible for the Fund to be more aggressive in writing options on its equity holdings and realize greater income. The emphasis in the Fund’s equity positions toward cyclical issues, which tend to have higher volatilities, made it possible to continue to earn premiums from writing options, even as overall market volatility declined. Many of these industrial and materials companies also have attractive dividend yields, providing another source of income.

The Chicago Board Options Exchange Market Volatility Index, a measure of market volatility commonly known as the VIX, began the period at 30.0 and provided several months of very lucrative opportunities to garner income

 LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	April 30, 2012

from writing call options. However, rising markets and a general reduction in the amount of fear began to reduce the level of the VIX, which fell to 17.2 by the end of April 2012, which reduced premiums for writing covered calls. Accordingly, the Investment Manager became more selective in writing options.

At the end of April 2012, options were written against more than 50% of the value of the Fund’s equity holdings. In many cases, the decision was made to write options against entire equity positions with call options; this is in contrast to the Fund’s historical practice of writing options against only a portion of equity positions. Calls with varying maturities and strike prices are typically tiered so that not all expire at the same time or are exercised at the same price.

What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see selected opportunities in equities, convertible securities and high yield bonds, although opportunities are less abundant in the wake of the recent strength in securities markets. Accordingly, the Fund is positioned more cautiously than earlier in the period.

A major advantage of this Fund is its ability to invest in multiple asset classes, adjusting the asset mix according to the opportunities available in various markets around the world. As the equity market rises, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall returns during down markets.

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is a call option that is written by an investor that owns the security on which the call is written. Covered call strategies are generally used as a hedge—to limit losses by obtaining premium income from the sale of calls, while still maintaining some of the upside potential. A call is “out of the money” when the option’s strike price is higher than the market price of the underlying asset.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

 8 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

April 30, 2012

LCM Additional Risks and Disclosure

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Lower Grade Securities. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.guggenheimfunds.com/lcm for a more detailed discussion about Fund risks and considerations.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	April 30, 2012

Fund Statistics
Share Price		$9.81
Common Share Net Asset Value		$10.83
Premium/Discount to NAV		-9.42%
Net Assets ($000)		$147,328

Total Returns
(Inception 1/31/05)	Market	NAV
Six Months	5.90%	6.56%
One Year	-11.58%	-9.18%
Three Year - average annual	15.66%	10.77%
Five Year - average annual	-3.66%	-3.26%
Since Inception - average annual	-0.19%	0.92%

		% of Long-Term
Top Ten Industries		Investments
Telecommunications		7.7%
Diversified Financial Services		7.4%
Oil & Gas		5.8%
Semiconductors		5.1%
Retail		4.9%
Mining		4.7%
Pharmaceuticals		4.5%
Iron & Steel		3.6%
Biotechnology		3.5%
Lodging		3.5%

		% of Long-Term
Top Ten Issuers		Investments
Alcatel-Lucent (France)		2.4%
Chesapeake Energy Corp.		2.1%
Wynn Resorts Ltd.		2.0%
Allegheny Technologies, Inc.		1.9%
Clear Channel Worldwide Holdings, Inc.		1.7%
Case New Holland, Inc.		1.6%
Advanced Micro Devices, Inc.		1.5%
Toys “R” Us Property Co. II, LLC		1.5%
Cable & Wireless Worldwide PLC		1.4%
Apria Healthcare Group, Inc.		1.4%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 129.3%
	Convertible Bonds – 72.3%
	Aerospace & Defense – 1.4%
2,100,000	L-3 Communications Holdings, Inc. (j)	BB+	3.00%	08/01/2035	05/23/12 @ 100	$ 2,073,750
	Agriculture – 1.6%
HKD 18,900,000	Glory River Holdings Ltd. (Hong Kong)	NR	1.00%	07/29/2015	N/A	2,412,520
	Apparel – 1.5%
2,340,000	Iconix Brand Group, Inc.(a) (j)	NR	2.50%	06/01/2016	N/A	2,199,600
	Auto Manufacturers – 1.8%
2,100,000	Navistar International Corp. (j)	B	3.00%	10/15/2014	N/A	2,176,125
500,000	Wabash National Corp.	NR	3.38%	05/01/2018	N/A	516,250
						2,692,375
	Auto Parts & Equipment – 0.9%
500,000	Meritor, Inc.(b) (j)	B–	4.63%	03/01/2026	03/01/16 @ 100	450,625
1,000,000	Meritor, Inc.(b) (j)	B–	4.00%	02/15/2027	02/15/19 @ 100	795,000
						1,245,625
	Biotechnology – 3.8%
1,450,000	Charles River Laboratories International, Inc. (j)	BB+	2.25%	06/15/2013	N/A	1,455,438
623,000	Dendreon Corp.	NR	2.88%	01/15/2016	N/A	503,072
750,000	Gilead Sciences, Inc.	A–	1.00%	05/01/2014	N/A	952,500
1,000,000	Illumina, Inc.(a) (j)	NR	0.25%	03/15/2016	N/A	918,750
700,000	United Therapeutics Corp.(a) (j)	NR	1.00%	09/15/2016	N/A	779,625
900,000	Vertex Pharmaceuticals, Inc. (j)	NR	3.35%	10/01/2015	10/01/13 @ 101	1,009,125
						5,618,510
	Coal – 2.6%
1,292,000	Alpha Natural Resources, Inc. (j)	B+	2.38%	04/15/2015	N/A	1,185,410
1,500,000	Patriot Coal Corp.	NR	3.25%	05/31/2013	N/A	1,410,000
1,200,000	Peabody Energy Corp. (j)	B+	4.75%	12/15/2041	12/20/36 @ 100	1,150,500
						3,745,910
	Commercial Services – 0.5%
600,000	Avis Budget Group, Inc.	NR	3.50%	10/01/2014	N/A	692,250
	Computers – 1.5%
800,000	DST Systems, Inc., Series C(d)	NR	0.00%	08/15/2023	08/15/13 @ 113	1,015,000
1,175,000	SanDisk Corp. (j)	BB	1.50%	08/15/2017	N/A	1,223,469
						2,238,469
	Diversified Financial Services – 5.5%
GBP 600,000	Aberdeen Asset Management PLC, Series ADN (United Kingdom)	NR	3.50%	12/17/2014	N/A	1,491,669
1,000,000	Affiliated Managers Group, Inc. (j)	BBB–	3.95%	08/15/2038	08/15/13 @ 100	1,106,250
500,000	Air Lease Corp.(a) (j)	NR	3.88%	12/01/2018	N/A	534,375
1,900,000	Janus Capital Group, Inc. (j)	BBB–	3.25%	07/15/2014	N/A	1,964,125
932,000	Jefferies Group, Inc. (j)	BBB	3.88%	11/01/2029	11/01/17 @ 100	879,575
HKD 8,000,000	Power Regal Group Ltd. (Hong Kong)	NR	2.25%	06/02/2014	N/A	1,178,177
1,500,000	QBE Funding Trust (Australia)(d)	A	0.00%	05/12/2030	05/12/13 @ 100	949,500
						8,103,671
	Electrical Components & Equipment – 1.1%
1,650,000	General Cable Corp. (j)	B+	0.88%	11/15/2013	N/A	1,617,000

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Engineering & Construction – 1.8%
870,000	Jaiprakash Associates Ltd. (India)(d) (j)	NR	0.00%	09/12/2012	N/A	$ 1,226,700
1,400,000	Larsen & Toubro Ltd. (India) (j)	NR	3.50%	10/22/2014	N/A	1,403,500
						2,630,200
	Food – 0.7%
GBP 600,000	J Sainsbury PLC (United Kingdom)	NR	4.25%	07/16/2014	N/A	1,081,972
	Health Care Products – 2.0%
500,000	Hologic, Inc., Series 2010(b) (e) (j)	BB	2.00%	12/15/2037	12/15/16 @ 100	541,250
1,950,000	Hologic, Inc., Series 2012(b) (f) (j)	BB	2.00%	03/01/2042	03/06/18 @ 100	1,852,500
600,000	Insulet Corp. (j)	NR	3.75%	06/15/2016	06/20/15 @ 100	621,750
						3,015,500
	Holding Companies-Diversified – 1.4%
EUR 1,300,000	Industrivarden AB, Series INDU (Sweden)	A–	2.50%	02/27/2015	N/A	1,986,450
	Insurance – 0.8%
1,000,000	American Equity Investment Life Holding Co.(a) (j)	BB	3.50%	09/15/2015	N/A	1,165,000
	Internet – 3.5%
600,000	DealerTrack Holdings, Inc.(a) (j)	NR	1.50%	03/15/2017	N/A	639,000
915,000	Digital River, Inc. (j)	NR	2.00%	11/01/2030	11/01/15 @ 100	876,112
760,000	priceline.com, Inc.(a) (j)	BBB	1.00%	03/15/2018	N/A	844,550
420,000	TIBCO Software, Inc.(a)	NR	2.25%	05/01/2032	05/05/17 @ 100	428,400
2,769,000	WebMD Health Corp. (j)	NR	2.50%	01/31/2018	N/A	2,405,569
						5,193,631
	Iron & Steel – 4.6%
2,850,000	Allegheny Technologies, Inc. (j)	BBB–	4.25%	06/01/2014	N/A	3,608,812
EUR 28,000	ArcelorMittal, Series MT (Luxembourg)	BBB–	7.25%	04/01/2014	N/A	829,078
1,200,000	ArcelorMittal (Luxembourg) (j)	BBB–	5.00%	05/15/2014	N/A	1,272,000
1,000,000	Steel Dynamics, Inc. (j)	BB+	5.13%	06/15/2014	N/A	1,085,000
						6,794,890
	Lodging – 1.7%
2,346,000	MGM Resorts International (j)	B–	4.25%	04/15/2015	N/A	2,489,692
	Metal Fabricate & Hardware – 0.6%
EUR 600,000	Kloeckner & Co. Financial Services SA, Series KCO (Germany)	B+	6.00%	06/09/2014	N/A	815,968
	Mining – 4.3%
1,000,000	African Minerals Ltd. (Bermuda)	NR	8.50%	02/10/2017	02/24/15 @ 110	1,135,900
1,000,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(a) (j)	NR	3.50%	05/22/2014	N/A	1,068,750
1,600,000	Kinross Gold Corp. (Canada) (j)	BBB–	1.75%	03/15/2028	03/20/13 @ 100	1,586,000
1,000,000	Paladin Energy Ltd., Series PALA (Australia)	NR	5.00%	03/11/2013	N/A	997,500
1,600,000	Vedanta Resources Jersey II Ltd. (United Kingdom) (j)	BB	4.00%	03/30/2017	N/A	1,540,000
						6,328,150
	Miscellaneous Manufacturing – 1.1%
1,525,000	Trinity Industries, Inc. (j)	BB–	3.88%	06/01/2036	06/01/18 @ 100	1,612,688
	Oil & Gas – 3.1%
1,000,000	Chesapeake Energy Corp. (j)	BB	2.75%	11/15/2035	11/15/15 @ 100	932,500
2,000,000	Chesapeake Energy Corp. (j)	BB	2.50%	05/15/2037	05/15/17 @ 100	1,745,000
1,700,000	Lukoil International Finance BV (Russia) (j)	BBB–	2.63%	06/16/2015	N/A	1,825,800
						4,503,300

See notes to financial statements.

12 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Oil & Gas Services – 0.8%
200,000	Helix Energy Solutions Group, Inc. (j)	NR	3.25%	03/15/2032	03/20/18 @ 100	$ 229,250
800,000	Subsea 7 SA, Series ACY (Luxembourg) (j)	NR	2.25%	10/11/2013	N/A	980,800
						1,210,050
	Packaging & Containers – 0.5%
750,000	Owens-Brockway Glass Container, Inc.(a) (j)	BB	3.00%	06/01/2015	N/A	735,937
	Pharmaceuticals – 3.8%
801,000	ENDO Pharmaceuticals Holdings, Inc. (j)	NR	1.75%	04/15/2015	N/A	1,059,322
500,000	Medivation, Inc.	NR	2.63%	04/01/2017	N/A	561,250
600,000	Onyx Pharmaceuticals, Inc. (j)	NR	4.00%	08/15/2016	N/A	829,500
1,000,000	Salix Pharmaceuticals Ltd.(a)	NR	1.50%	03/15/2019	N/A	1,021,250
JPY 75,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(d)	NR	0.00%	09/17/2015	N/A	1,006,951
1,000,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	1,181,000
						5,659,273
	Real Estate – 1.8%
1,040,000	Forest City Enterprises, Inc.(a) (j)	B–	4.25%	08/15/2018	N/A	1,075,100
EUR 300,000	IMMOFINANZ AG (Austria)	NR	4.25%	03/08/2018	N/A	1,520,878
						2,595,978
	Real Estate Investment Trusts – 2.0%
1,350,000	Annaly Capital Management, Inc. (j)	NR	4.00%	02/15/2015	N/A	1,613,250
1,190,000	Boston Properties, LP (j)	A–	3.75%	05/15/2036	05/18/13 @ 100	1,367,013
						2,980,263
	Retail – 2.0%
HKD 11,000,000	Hengdeli Holdings Ltd. (Cayman Islands)	NR	2.50%	10/20/2015	N/A	1,444,878
1,550,000	RadioShack Corp.(a) (j)	B2	2.50%	08/01/2013	N/A	1,474,437
						2,919,315
	Semiconductors – 6.1%
2,812,000	Advanced Micro Devices, Inc. (j)	BB–	6.00%	05/01/2015	N/A	2,910,420
1,000,000	Linear Technology Corp., Series A (j)	NR	3.00%	05/01/2027	05/01/14 @ 100	1,055,000
750,000	ON Semiconductor Corp., Series B	BB	2.63%	12/15/2026	12/20/16 @ 100	848,438
1,000,000	ON Semiconductor Corp. (j)	BB	2.63%	12/15/2026	12/20/13 @ 100	1,083,750
1,000,000	Photronics, Inc.(a)	NR	3.25%	04/01/2016	N/A	992,500
2,000,000	Rovi Corp. (j)	NR	2.63%	02/15/2040	02/20/15 @ 100	2,050,000
						8,940,108
	Software – 2.5%
1,000,000	Electronic Arts, Inc.(a)	NR	0.75%	07/15/2016	N/A	925,000
GBP 600,000	Misys PLC (United Kingdom)	NR	2.50%	11/22/2015	N/A	1,080,023
1,700,000	Take-Two Interactive Software, Inc.(a) (j)	NR	1.75%	12/01/2016	N/A	1,723,375
						3,728,398
	Telecommunications – 5.0%
2,850,000	Alcatel-Lucent USA, Inc., Series B (France) (j)	B	2.88%	06/15/2025	06/20/13 @ 100	2,828,625
GBP 1,600,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	2,760,547
1,652,000	Ciena Corp.(a) (j)	NR	4.00%	03/15/2015	N/A	1,804,810
						7,393,982
	Total Convertible Bonds – 72.3%
	(Cost $106,143,983)					106,420,425

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Corporate Bonds – 30.6%
	Advertising – 0.9%
1,150,000	Lamar Media Corp. (j)	BB–	7.88%	04/15/2018	04/15/14 @ 104	$ 1,263,562
	Apparel – 0.7%
1,000,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear
	Acc Retail (j)	B+	6.88%	03/15/2019	N/A	978,750
	Auto Parts & Equipment – 1.4%
1,000,000	Dana Holding Corp. (j)	BB	6.50%	02/15/2019	02/15/15 @ 103	1,070,000
900,000	Lear Corp.	BB	7.88%	03/15/2018	03/15/14 @ 104	990,000
						2,060,000
	Banks – 1.3%
500,000	Banco do Estado do Rio Grande do Sul (Brazil)(a)	Ba1	7.38%	02/02/2022	N/A	525,893
1,350,000	Capital One Capital V (j)	BB+	10.25%	08/15/2039	N/A	1,414,125
						1,940,018
	Chemicals – 0.7%
1,000,000	Ineos Finance PLC (United Kingdom)(a)	B+	9.00%	05/15/2015	05/15/13 @ 105	1,077,500
	Diversified Financial Services – 2.8%
2,000,000	Ford Motor Credit Co., LLC (j)	BB+	12.00%	05/15/2015	N/A	2,535,000
250,000	International Lease Finance Corp. (j)	BBB–	8.25%	12/15/2020	N/A	280,625
GBP 800,000	Thames Water Kemble Finance PLC, Series EMTN (United Kingdom)	B1	7.75%	04/01/2019	N/A	1,331,558
						4,147,183
	Electric – 1.1%
1,500,000	AES Corp. (j)	BB–	7.75%	10/15/2015	N/A	1,695,000
	Food – 0.9%
EUR 975,000	Campofrio Food Group SA, Series REGS (Spain)	BB–	8.25%	10/31/2016	10/31/13 @ 104	1,303,366
	Health Care Products – 1.1%
1,500,000	Biomet, Inc. (j)	B–	10.00%	10/15/2017	10/15/12 @ 105	1,625,625
	Health Care Services – 3.0%
2,500,000	Apria Healthcare Group, Inc. (j)	BB	11.25%	11/01/2014	11/01/12 @ 103	2,612,500
1,025,000	HCA, Inc. (j)	B–	5.75%	03/15/2014	N/A	1,068,562
599,000	Tenet Healthcare Corp. (j)	BB–	8.88%	07/01/2019	07/01/14 @ 104	674,624
						4,355,686
	Household Products & Housewares – 0.6%
250,000	Reynolds Group Issuer, Inc.(a) (j)	B–	9.88%	08/15/2019	08/15/15 @ 105	260,937
500,000	Spectrum Brands Holdings, Inc. (j)	B	9.50%	06/15/2018	06/15/14 @ 105	568,750
						829,687
	Insurance – 2.2%
1,000,000	AXA SA (France)(a) (c) (g) (j)	BBB	6.38%	-	12/14/36 @ 100	805,000
1,000,000	Liberty Mutual Group, Inc.(a) (c ) (j)	BB	10.75%	06/15/2058	06/15/38 @ 100	1,370,000
800,000	MetLife, Inc. (j)	BBB	10.75%	08/01/2039	08/01/34 @ 100	1,116,000
						3,291,000
	Lodging – 1.8%
250,000	Marina District Finance Co., Inc. (j)	BB–	9.88%	08/15/2018	08/15/14 @ 105	241,250
2,142,000	Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. (j)	BBB–	7.75%	08/15/2020	08/15/15 @ 104	2,377,620
						2,618,870

See notes to financial statements.

14 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Machinery-Diversified – 2.0%
2,500,000	Case New Holland, Inc. (j)	BB+	7.75%	09/01/2013	N/A	$ 2,681,250
250,000	Case New Holland, Inc. (j)	BB+	7.88%	12/01/2017	N/A	292,500
						2,973,750
	Media – 2.2%
3,000,000	Clear Channel Worldwide Holdings, Inc., Series B (j)	B	9.25%	12/15/2017	12/15/12 @ 107	3,303,750
	Mining – 0.7%
1,000,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (j)	BB–	6.88%	02/01/2018	02/01/14 @ 105	1,032,500
	Oil & Gas – 1.7%
1,200,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp. (j)	B	9.63%	10/15/2018	10/15/14 @ 105	1,212,000
1,225,000	Chesapeake Energy Corp. (j)	BB	9.50%	02/15/2015	N/A	1,341,375
						2,553,375
	Retail – 2.7%
1,000,000	Limited Brands, Inc. (j)	BB+	6.63%	04/01/2021	N/A	1,085,000
2,700,000	Toys “R” US Property Co. II, LLC (j)	B+	8.50%	12/01/2017	12/01/13 @ 104	2,821,500
						3,906,500
	Telecommunications – 2.8%
EUR 1,300,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	1,720,614
500,000	NII Capital Corp. (j)	B+	10.00%	08/15/2016	08/15/13 @ 105	562,500
435,000	SBA Telecommunications, Inc. (j)	B+	8.00%	08/15/2016	08/15/12 @ 106	468,169
1,000,000	UPC Holding BV (Netherlands)(a) (j)	B–	9.88%	04/15/2018	04/15/14 @ 105	1,110,000
EUR 250,000	Wind Acquisition Finance SA (Luxembourg)(a) (j)	BB–	11.75%	07/15/2017	07/15/13 @ 106	310,207
						4,171,490
	Total Corporate Bonds – 30.6%
	(Cost $42,477,636)					45,127,612

Number
of Shares	Description	Rating *	Coupon	Maturity		Value
	Convertible Preferred Stocks – 6.9%
	Auto Manufacturers – 1.1%
40,000	General Motors Co., Series B (j)	B+	4.75%	12/01/2013		1,561,600
	Banks – 2.7%
2,000	Bank of America Corp., Series L(g) (j)	BB+	7.25%	–		1,946,000
10,000	Citigroup, Inc.	NR	7.50%	12/15/2012		974,700
10,000	KeyCorp, Series A(g) (j)	BBB–	7.75%	–		1,113,100
						4,033,800
	Computers – 0.8%
20,000	Unisys Corp., Series A	NR	6.25%	03/01/2014		1,199,800
	Electric – 1.3%
10,379	PPL Corp. (j)	NR	9.50%	07/01/2013		554,135
26,000	PPL Corp. (j)	NR	8.75%	05/01/2014		1,338,480
						1,892,615
	Insurance – 0.5%
10,000	MetLife, Inc.	BBB–	5.00%	09/11/2013		687,900
	Oil & Gas – 0.3%
7,589	Apache Corp., Series D (j)	BBB+	6.00%	08/01/2013		403,128

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Number
of Shares	Description	Rating *	Coupon	Maturity	Value
	Real Estate Investment Trusts – 0.2%
13,950	Alexandria Real Estate Equities, Inc., Series D (g) (j)	NR	7.00%	–	$ 363,676
	Total Convertible Preferred Stocks – 6.9%
	(Cost $9,840,212)				10,142,519
	Common Stocks – 17.5%
	Auto Manufacturers – 1.1%
15,000	Daimler AG (Germany)				829,171
20,000	PACCAR, Inc. (i)				859,200
					1,688,371
	Biotechnology – 0.7%
22,000	Illumina, Inc.(h)				979,660
	Chemicals – 0.3%
5,000	BASF SE (Germany) (i)				411,558
	Coal – 0.4%
10,000	Walter Energy, Inc. (i)				663,100
	Computers – 0.6%
1,500	Apple, Inc. (i)				876,360
	Household Products & Housewares – 0.8%
16,000	Kimberly-Clark Corp. (i)				1,255,520
	Lodging – 1.0%
11,000	Wynn Resorts Ltd. (i)				1,467,400
	Machinery-Construction & Mining – 0.5%
7,000	Caterpillar, Inc. (i)				719,390
	Mining – 1.0%
15,000	Freeport-McMoRan Copper & Gold, Inc. (i)				574,500
20,000	Newmont Mining Corp. (i)				953,000
					1,527,500
	Miscellaneous Manufacturing – 0.9%
10,000	Illinois Tool Works, Inc. (i)				573,800
18,000	Ingersoll-Rand PLC (Ireland) (i)				765,360
					1,339,160
	Oil & Gas – 2.4%
18,000	ConocoPhillips (i)				1,289,340
20,000	Diamond Offshore Drilling, Inc. (i)				1,371,000
10,000	Occidental Petroleum Corp. (i)				912,200
					3,572,540
	Pharmaceuticals – 2.0%
10,000	Johnson & Johnson (i)				650,900
150,000	MannKind Corp.(h)				337,500
50,000	Sanofi, ADR (France) (i)				1,909,000
					2,897,400
	Real Estate Investment Trusts – 0.8%
47,500	Annaly Capital Management, Inc.				775,200
20,000	Sabra Health Care REIT, Inc.				334,800
					1,110,000

See notes to financial statements.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Number
of Shares	Description					Value
	Retail – 1.7%
15,000	Darden Restaurants, Inc. (i)					$ 751,200
20,000	Limited Brands, Inc., Class A (i) (j)					994,000
10,500	Tiffany & Co. (i)					718,830
						2,464,030
	Semiconductors – 0.5%
20,000	Microchip Technology, Inc. (i)					706,800
	Telecommunications – 2.0%
10,000	Anixter International, Inc.(h)(i)					685,800
38,000	AT&T, Inc.					1,250,580
26,900	Verizon Communications, Inc.					1,086,222
						3,022,602
	Transportation – 0.8%
10,000	Union Pacific Corp. (i)					1,124,400
	Total Common Stocks – 17.5%
	(Cost $24,434,441)					25,825,791

Number
of Shares	Description		Rating *	Coupon	Maturity	Value
	Preferred Stock – 1.3%
	Diversified Financial Services – 1.3%
75,000	Citigroup Capital XII (c ) (j)
	(Cost $1,897,500)		BB	8.50%	03/30/2040	1,930,500
	Exchange Traded Fund – 0.6%
30,000	ProShares UltraShort QQQ
	(Cost $922,049)					921,300
	Warrants – 0.1%
99,000	MannKind Corp.(h)
	(Cost $30,360)				02/15/2019	48,510
	Total Long-Term Investments – 129.3%
	(Cost $185,746,181)					190,416,657

Contracts
(100 shares		Expiration		Exercise
per contract)	Options Purchased (h)	Date		Price		Value
	Put Options Purchased – 0.2%
1,500	Patriot Coal Corp.	June 2012		5.00		43,500
1,700	SPDR S&P 500 ETF Trust (i)	May 2012		134.00		76,500
550	SPDR S&P 500 ETF Trust (i)	June 2012		131.00		57,200
1,000	SPDR S&P 500 ETF Trust (i)	June 2012		135.00		172,000
	(Cost $668,944)					349,200
	Total Investments – 129.5%
	(Cost $186,415,125)					190,765,857
	Other Assets in excess of Liabilities – 4.9%					7,149,799
	Total value of Options Written – (0.4%) (Premiums received $729,982)					(587,792)
	Borrowings – (34.0% of Net Assets or 26.2% of Total Investments)					(50,000,000)
	Net Assets – 100.0%					$ 147,327,864

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

AB – Stock Company
ADR – American Depositary Receipt
AG – Stock Corporation
BV – Limited Liability Company
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Applicable
PLC – Public Limited Company
Pty – Propriety
REIT – Real Estate Investment Trust
SA – Corporation
S&P – Standard & Poor’s
SE – Stock Corporation

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, these securities amounted to $24,822,496, which represents 16.8% of net assets.

(b)	Security is a “Step-down” bond where the coupon decreases at a predetermined date. The rate shown reflects the rate in effect at April 30, 2012.

(c)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(d)	Zero coupon bond.

(e)	Security becomes an accreting bond after December 15, 2016, with a 2.00% principal accretion rate.

(f)	Security becomes an accreting bond after March 1, 2018, with a 2.00% principal accretion rate.

(g)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of April 30, 2012.

(h)	Non-income producing security.

(i)	All or a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.

(j)
All or a portion of this security has been physically segregated in connection with the line of credit and forward exchange currency contracts. As of April 30, 2012, the total amount segregated was $117,834,159.

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Market Value
50	Anixter International, Inc.	June 2012	$ 70.50	$ (7,500)
5	Apple, Inc.	May 2012	600.00	(4,750)
10	Apple, Inc.	June 2012	615.00	(16,400)
50	BASF SE	May 2012	66.00	(2,217)
70	Caterpillar, Inc.	June 2012	105.00	(20,300)
180	ConocoPhillips	June 2012	72.50	(20,700)
150	Darden Restaurants, Inc.	July 2012	55.00	(6,750)
200	Diamond Offshore Drilling, Inc.	May 2012	67.50	(47,000)
150	Freeport-McMoRan Copper & Gold, Inc.	May 2012	38.00	(19,500)
100	Illinois Tool Works, Inc.	June 2012	57.50	(15,000)
180	Ingersoll-Rand PLC	June 2012	43.00	(24,300)
100	Johnson & Johnson	July 2012	67.50	(3,200)
160	Kimberly-Clark Corp.	July 2012	75.00	(61,600)
200	Limited Brands, Inc.	May 2012	50.00	(23,400)
200	Microchip Technology, Inc.	July 2012	38.00	(7,000)
100	Newmont Mining Corp.	May 2012	50.00	(4,400)
100	Occidental Petroleum Corp.	May 2012	95.00	(5,800)
150	PACCAR, Inc.	May 2012	45.30	(2,625)
300	Sanofi	June 2012	38.00	(19,500)
100	Tiffany & Co.	May 2012	70.00	(8,000)
100	Union Pacific Corp.	May 2012	110.00	(38,000)
100	Walter Energy, Inc.	May 2012	67.50	(28,100)
110	Wynn Resorts Ltd.	June 2012	135.00	(65,450)

	Total Value of Call Options Written
	(Premiums received $(401,753))			(451,492)

	Put Options Written (a)
1,700	SPDR S&P 500 ETF Trust	May 2012	130.00	(32,300)
1,000	SPDR S&P 500 ETF Trust	June 2012	131.00	(104,000)
	(Premiums received $(328,229))			(136,300)

	Total Value of Options Written
	(Premiums received $(729,982))			$ (587,792)

	(a) Non-income producing security.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 19

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2012

Assets
Investments, at value (cost $186,415,125)	$190,765,857
Receivable for investment securities sold	4,300,857
Cash & cash equivalents	3,057,441
Dividends and interest receivable	1,976,871
Foreign currency, at value (cost $75,457)	75,544
Tax reclaims receivable	11,270
Other assets	70
Total assets	200,187,910
Liabilities
Borrowings	50,000,000
Payable for securities purchased	1,664,440
Options written, at value (premiums received of $729,982)	587,792
Unrealized depreciation on forward exchange currency contracts	283,102
Investment management fee payable	82,359
Investment advisory fee payable	79,130
Interest due on borrowings	7,853
Administrative fee payable	4,365
Accrued expenses and other liabilities	151,005
Total liabilities	52,860,046
Net Assets	$147,327,864
Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized,
13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	227,763,771
Accumulated net realized loss on investments, written options, swaps, futures and
foreign currency transactions	(80,790,349)
Net unrealized appreciation on investments, written options and foreign currency translation	4,211,000
Distributions in excess of net investment income	(3,870,161)
Net Assets	$147,327,864
Net Asset Value (based on 13,603,025 common shares outstanding)	$10.83

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended April 30, 2012 (Unaudited)	April 30, 2012

Investment Income
Interest	$3,542,958
Dividends (net of foreign withholding taxes of $10,022)	753,086
Total income		$4,296,044
Expenses
Investment management fee	491,611
Investment advisory fee	472,332
Professional fees	93,303
Trustees’ fees and expenses	73,472
Fund accounting	34,552
Printing expense	34,181
Administration fee	26,507
Custodian fee	25,244
Miscellaneous	13,377
Insurance	12,460
NYSE listing fee	10,605
Transfer agent fee	9,191
Interest expense	368,437
Total expenses		1,665,272
Net investment income		2,630,772
Realized and Unrealized Gain (Loss) on Investments, Written Options, Swaps, and
Foreign Currency Transactions
Net realized gain (loss) on:
Investments		5,996,198
Foreign currency transactions		364,895
Swaps		(292,903)
Written options		(172,583)
Change in net unrealized appreciation (depreciation) on:
Investments		269,425
Written options		402,169
Foreign currency translation		44,754
Net realized and unrealized gain on investments, written options, swaps, and
foreign currency transactions		6,611,955
Net Increase in Net Assets Resulting from Operations		$9,242,727

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 21

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2012

	For the
	Six Months Ended	For the
	April 30, 2012	Year Ended
	(unaudited)	October 31, 2011
Change in Net Assets from Operations
Net investment income	$2,630,772	$5,758,789
Net realized gain (loss) on investments, written options, swaps, futures contracts
and foreign currency transactions	5,895,607	(201,284)
Net change in unrealized appreciation (depreciation) on investments,
written options, swaps and foreign currency translation	716,348	(11,343,925)
Net increase (decrease) in net assets resulting from operations	9,242,727	(5,786,420)
Distributions to Common Shareholders from
Net investment income	(6,447,834)	(6,338,770)
Return of capital	–	(8,026,024)
Total dividends and distributions to common shareholders	(6,447,834)	(14,364,794)
Total increase (decrease) in net assets	2,794,893	(20,151,214)

Net Assets
Beginning of year	144,532,971	164,684,185
End of year (including distributions in excess of net investment income of
$(3,870,161) and $(53,099), respectively)	$147,327,864	$144,532,971

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended April 30, 2012 (Unaudited)	April 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,242,727
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(269,425)
Net change in unrealized appreciation on written options	(402,169)
Net change in unrealized appreciation on foreign currency transactions	(44,754)
Net realized gain on investments	(5,996,198)
Purchase of long-term investments	(120,725,223)
Proceeds from sale of long-term investments	124,602,146
Net amortization of premium	60,530
Increase in receivable for investment securities sold	(4,300,857)
Increase in dividends and interest receivable	(112,554)
Increase in foreign currency, at value	(75,544)
Increase in tax reclaims receivable	(5,886)
Decrease in other assets	12,459
Decrease in restricted cash	5,367,691
Increase in interest due on borrowings	190
Increase in payable for securities purchased	1,664,440
Net increase in premiums received on written options	295,429
Increase in investment management fee payable	745
Increase in investment advisory fee payable	717
Increase in administrative fee payable	40
Increase in accrued expenses and other liabilities	6,724
Net Cash Provided by Operating and Investing Activities	9,321,228
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(6,447,834)
Net Cash Used by Financing Activities	(6,447,834)
Net increase in cash	2,873,394
Cash at Beginning of Period	184,047
Cash at End of Period	$3,057,441
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$368,247
Supplemental Disclosure of Cash Flow Information: Restricted cash at period end	$–

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 23

FINANCIAL HIGHLIGHTS (Unaudited)	April 30, 2012

	For the
	Six Months		For the	For the		For the	For the	For the)
Per share operating performance	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
for a common share	April 30, 2012		October 31,	October 31,		October 31,	October 31,	October 31,
outstanding throughout the period	(unaudited)		2011	2010		2009	2008	2007
Net asset value, beginning of period	$10.63		$12.11	$11.72		$10.91	$20.09	$19.41
Income from investment operations
Net investment income (a)	0.19		0.42	0.40		0.39	0.47	0.44
Net realized and unrealized gain (loss) on investments,
written options, swaps, futures contracts and
foreign currency transactions	0.48		(0.84)	1.05		1.56	(8.05)	1.84
Total from investment operations	0.67		(0.42)	1.45		1.95	(7.58)	2.28
Distributions to Common Shareholders
Net investment income	(0.47)		(0.47)	(1.06)		(0.67)	(0.90)	(1.60)
Return of capital	–		(0.59)	–		(0.47)	(0.70)	–
Total distributions to Common Shareholders	(0.47)		(1.06)	(1.06)		(1.14)	(1.60)	(1.60)
Net asset value, end of period	$10.83		$10.63	$12.11		$11.72	$10.91	$20.09
Market value, end of period	$9.81		$9.73	$11.38		$10.48	$8.97	$17.46
Total investment return (b)
Net asset value	6.56%		–4.18%	13.14%		19.74%	–40.37%	12.24%
Market value	5.90%		–6.27%	19.37%		34.17%	–42.88%	1.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$147,328		$144,533	$168,684		$159,370	$148,383	$273,288
Ratios to Average Net Assets applicable to Common Shares:
Operating Expenses	1.81	%(d)	1.72%	1.71%		1.42%	1.34%	1.26%
Interest Expense (c)	0.52	%(d)	0.39%	0.39	%(d)	N/A	N/A	N/A
Total Expenses	2.33	%(d)	2.11%	2.10%		N/A	N/A	N/A
Net investment income	3.68	%(d)	3.54%	3.43%		3.68%	2.91%	2.21%
Portfolio turnover rate (e)	63%		121%	127%		236%	192%	181%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		$50,000	$50,000		N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness (f)	$3,947		$3,891	$4,293		N/A	N/A	N/A

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.

(d)	The ratio is annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2012

Note 1 – Organization:

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.

Note 2 – Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-Traded Funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Trustees at April 30, 2012.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2012:

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$–	$106,420	$–	$106,420
Convertible
Preferred Stocks:
Auto Manufacturers	1,561	–	–	1,561
Banks	4,034	–	–	4,034
Computers	1,200	–	–	1,200
Electric	1,893	–	–	1,893
Insurance	688	–	–	688
Oil & Gas	403	–	–	403
Real Estate
Investment Trust	–	364	–	364
Common Stocks	25,826	–	–	25,826
Corporate Bonds	–	45,128	–	45,128
Exchange Traded Funds	921	–	–	921
Preferred Stock	1,930	–	–	1,930
Warrant	–	49	–	49
Put Options Purchased	349	–	–	349
Total	$38,805	$151,961	$–	$190,766

Liabilities:
Options Written	$588	$–	$–	$588
Foreign Exchange
Currency Contracts	–	283	–	283
Total	$588	$283	$–	$871

If not referenced in the table, please refer to the Portfolio of Investments for the breakdown of investment type by industry category.

There were no transfers between Level 1 and Level 2. There were no Level 3 transfers.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

currency contracts and securities purchased on a when issued or delayed delivery basis.

(e) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Covered Call and Put Options

The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options or put options. Effective February 28, 2012, the Fund’s Trustees approved a guideline change to eliminate a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue writing options, but it is not subject to any minimum or maximum percentage of its portfolio securities on which it is required to write covered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (“the Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations. There were no open swap agreements at April 30, 2012.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Futures Contracts

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no futures contracts outstanding at April 30, 2012.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity.

An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign ecurities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that a Counterparty fails to perform on agreements with the Fund such as swap and option contracts.

(l) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standard on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Guggenheim Funds Investment Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2012, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translation are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation
for Tax	Unrealized	Unrealized	Appreciation	on Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$186,916,700	$9,115,229	$(5,266,072)	$3,849,157	$(425,205)

At October 31, 2011, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$0	$(86,005,035)

At October 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward of $86,005,035 available to offset possible future capital gains. Of the capital loss carryforward $33,586,315 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017. For the year ended October 31, 2011, the Fund utilized $511,900 of capital losses.

For the year ended October 31, 2011, the tax character of distributions paid to shareholders as reflected on the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2011
Ordinary income	$6,338,770
Return of capital	8,026,024
$14,364,794

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses. Rules in effect previously limit the carryforward period to eight years and all losses were carried forward as short-term. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Note 5 – Investments in Securities:

For the six months ended April 30, 2012, purchases and sales of investments, excluding written options and short-term securities, were $118,974,630 and $123,649,337, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2012.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	4,639	$434,553
Options written during the year	21,594	2,790,993
Options expired during the year	(2,539)	(190,686)
Options closed during the year	(16,799)	(2,154,830)
Options assigned during the year	(1,330)	(150,048)
Options outstanding, end of year	5,565	$729,982

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At April 30, 2012, there were no outstanding swap agreements.

(c) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2012, the following forward exchange currency contracts were outstanding:

						Net Unrealized
					Value at	Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/12	(Depreciation)
EUR	5,000,000
for USD	6,529,000	The Bank of New York Mellon	6/18/2012	$6,529,000	$6,619,253	$ (90,254)
EUR	49,421
for USD	65,064	The Bank of New York Mellon	5/03/2012	65,064	65,413	(349)
GBP	3,600,000
for USD	5,651,532	The Bank of New York Mellon	6/18/2012	5,651,532	5,844,031	(192,499)
			Total unrealized depreciation on forward exchange currency contracts			$(283,102)

(d) Futures Contracts

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At April 30, 2012, there were no outstanding futures contracts.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2012.

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk		$–	Options written, at value	$588
Foreign Exchange Risk			Unrealized depreciation on forward
		–	exchange currency contracts	283
Total		$–		$871

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2012:

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Derivatives not
accounted for
as hedging			Foreign Currency
instruments	Options	Swaps	Transactions	Total
Equity risk	$(500)	$ –	$ –	$(500)
Credit Risk	–	(293)	–	(293)
Foreign exchange risk	–	–	365	365
Total	$(500)	$(293)	$365	$(428)

Change in Unrealized Appreciation/(Depreciation) on Derivatives
Derivatives not
accounted for
as hedging			Foreign Currency
instruments		Options	Translation	Total
Equity risk		$82	$ –	$ 82
Foreign exchange risk		–	45	45
Total		$82	$45	$127

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 1,048,811
Average Settlement Value Sold	$ 1,679,354
Ending Settlement Value Purchased	–
Ending Settlement Value Sold	$12,245,596

Futures Contracts:

As of April 30, 2012, there were no futures contracts outstanding.

Swaps:

The Fund increased the volume of activity in swaps during the six months ended April 30, 2012, with an average notional balance of approximately $1,345,879. As of April 30, 2012, there were no swap agreements outstanding.

As of April 30, 2012, the Fund had a net liability position of $870,894 on derivative contracts and the collateral posted is $360,000.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2012, or the year ended October 31, 2011.

Note 8 – Borrowings:

On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in “Interest Expense” on the Statement of Operations. As of April 30, 2012, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2012 was $50,000,000 with a related average interest rate of 1.46%. The maximum amount outstanding during the period was $50,000,000. As of April 30, 2012, the total amount of securities segregated in connection with borrowings was $117,474,159.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Regulatory Matters:

The Adviser has notified the Fund of the following:

In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party sub-adviser. The Fund in question is neither the Fund nor any other fund advised by Advent. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Furthermore, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund, although there can be no assurance as to this outcome.

Note 11 – Subsequent Event:

On May 1, 2012, the Trustees declared a quarterly dividend of $0.2100 per common share. This dividend was payable on May 31, 2012, to shareholders of record on May 15, 2012.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2012

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address,			Number of
Year of Birth	Term of		Funds in
and Position(s)	Office*		Fund
Held	and		Complex**
with	Length of	Principal Occupations During the Past Five Years and	Overseen	Other Directorships
Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Director of Penn Foster
Year of birth: 1960		Formerly, Managing Director and Co-head of the Merchant Banking		Education Group, Inc.
Trustee		Group at BNY Capital Markets, a division of The Bank of New York Co.,
Inc. (1998-2003).
Randall C. Barnes++	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President and	55	None.
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1997).
Derek Medina+	Since 2004	Senior Vice President, Business Affairs at ABC News (2008-present).	3	Director of Young
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News		Scholar’s Institute.
Trustee		(2003-2008). Formerly, Executive Director, Office of the President at
ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen
& Hamilton (law firm) (1995-1998). Former associate in Corporate
Finance at J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	57	None.
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFA, CIC+	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs	3	Former Director of Loomis, Sayles
Year of birth: 1952		the equity disciplines of the firm and serves as a co-manager of the firm’s		and Co., L.P.
Trustee		hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999).
Former Vice President and Portfolio Manager of Loomis, Sayles & Co.,
L.P. (asset manager) (1984-1995). Former Vice President and Portfolio
Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First	3	Director, Country Pure Foods.
Year of birth: 1960		Atlantic Capital Ltd., (2001-present). Formerly, a Managing Director		Chairman, Board of Directors,
Trustee		in Investment Banking-The Private Equity Group (1995-2001) and a		Berkshire Blanket, Inc., President
		Vice President in Investment Banking-Corporate Finance (1992-1995)		and Chairman, Board of Directors,
		at Merrill Lynch & Co. Founding Partner of The Carpediem Group,		Sqwincher Holdings. Board of
		a private placement firm, (1991-1992). Associate at Dillon, Read and		Directors, Sprint Industrial Holdings.
		Co. (investment bank) (1988-1990).		Co-chair of the Board of H20 plus.
Interested Trustees:
Tracy V. Maitland+Ø	Since 2004	President of Advent Capital Management, LLC, which he founded	3	None.
Year of birth: 1960		in 1995. Prior to June 2001, President of Advent Capital Management,
Trustee, President and		a division of Utendahl Capital.
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Maitland and Nyberg, Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
	-	Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
	-	Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

**
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

Ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Manager.

34 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2012

Officers

The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*,
Year of Birth	Term of Office**
and Position(s)	and Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2005	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same
Year of birth: 1943		position at Advent Capital Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Robert Schwartz	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2011-present). Previously,
Year of birth: 1955		Managing Director, Nomura Corporate Research and Asset Management, Inc. (2001-2011).
Secretary and
Chief Compliance Officer

*	Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

36 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT RE-APPROVAL	April 30, 2012

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), for the Fund.

More specifically, at a meeting held on March 29, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent and Guggenheim Funds under the Management Agreement and Advisory Agreement. The Board reviewed and analyzed the responses of Advent and Guggenheim Funds to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and Guggenheim Funds. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent and Guggenheim Funds, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund and the personnel of Guggenheim Funds involved in the management of the Fund. The Board considered information regarding personnel changes at Advent and Guggenheim Funds and additional information they deemed relevant.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by Guggenheim Funds.

Fund Performance and Expenses

The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Board recognized that the number of other funds in the Peer Group was low. Despite the Fund’s underperformance in certain periods in relation to the Peer Group, the Board took into account the fact that for a variety of reasons, including that a Peer Group fund may be managed in a way that is substantially different than the Fund, Peer Group comparisons may have limited usefulness. The Board considered the steps management is taking to address the Fund’s underperformance and will continue to monitor performance on an on-going basis. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board also noted that expense ratio comparisons with Peer Groups was difficult, because each fund’s definition of expenses was different. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 37

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT RE-APPROVAL continued	April 30, 2012

Investment Management Fee Rate

The Board reviewed and considered the contractual investment management fee rate for the Fund (collectively the “Management Agreement Rate”) payable by the Fund to Advent and to Guggenheim Funds for investment management and advisory services, respectively. Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability

The Board received and considered an estimated profitability analysis of Advent and Guggenheim Funds based on the Management Agreement Rate. The Board concluded that, in light of the costs of providing investment advisory, investment management and other services to the Fund, the profits and other ancillary benefits that Advent and Guggenheim Funds received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim Funds to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement and the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

38 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2012

Board of Trustees	Officers	Investment Manager	Legal Counsel
Randall C. Barnes	Tracy V. Maitland	Advent Capital	Skadden, Arps, Slate,
	President and Chief	Management, LLC	Meagher & Flom LLP
Daniel Black	Executive Officer	New York, New York	New York, New York

Tracy V. Maitland*	F. Barry Nelson	Investment Adviser	Independent Registered
Chairman	Vice President and	and Administrator	Public Accounting Firm
	Assistant Secretary	Guggenheim Funds	PricewaterhouseCoopers
Derek Medina		Investment Advisors, LLC	LLP
	Robert White	Lisle, Illinois	New York, New York
Ronald A. Nyberg	Treasurer and Chief
	Financial Officer	Accounting Agent
Gerald L. Seizert		and Custodian
	Robert Schwartz	The Bank of
Michael A. Smart	Secretary and Chief	New York Mellon
	Compliance Officer	New York, New York
* Trustee is an “interested
person” of the Fund as
defined in the Investment
Company Act of 1940,
as amended.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or www.guggenheimfunds.com/lcm.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 39

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, Inc.
1271 Avenue of the Americas	2455 Corporate West Drive
New York, New York 10018	Lisle, IL 60532
Member FINRA/SIPC
(06/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-LCM-SAR-0412

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)           Not applicable for a semi-annual reporting period.

(b)           There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form      N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a – 3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)    Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:              /s/ Tracy V. Maitland

Name:        Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:        Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 5, 2012

By:              /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           July 5, 2012